                               SECOND AMENDMENT TO
                             SHAREHOLDERS AGREEMENT

                  This Second Amendment (this "Amendment") is entered into as of July 31, 2000 by and among Fannie May Holdings, Inc., a Delaware corporation ("Holdings"), Archibald Candy Corporation, an Illinois corporation (the "Company"), and the shareholders of Holdings named on the signature pages hereof (the "Shareholders"), and amends the Shareholders Agreement entered into as of October 30, 1991 among Holdings, the Company and the Shareholders (or the persons or entities from whom the Shareholders, directly or indirectly, have obtained shares of Holdings' common stock) (as amended, the "Shareholders Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Shareholders Agreement.


                                    RECITALS

                  WHEREAS, each of Holdings and the Company desires to increase the size of their respective Board of Directors from five to six members and to appoint Ted A. Shepherd, the President and Chief Operating Officer of Holdings and the Company, to fill such vacancy;

                  NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the undersigned hereby agree as follows:

                  1. Section 2(a) of the Shareholders Agreement is hereby amended by amending and restating clauses (i) and (ii) thereof and adding a clause (iii) thereto as follows:

                  (i) for so long as TCW or its Permitted Transferees collectively holds 100.00 or more Common Shares, two designess of TCW;

                  (ii) for so long as the Jordan Group or its Permitted Transferees collectively holds any Common Shares, three designees of the Jordan Group; and

                  (iii) such other individuals as TCW and the Jordan Group may from time to time designate by unanimous consent.

                  2. Each of the Shareholders hereby consents to each of the following, even though such consent may not be required pursuant to the Shareholders Agreement or the By-Laws of Holdings or the Company:

                  (i) the increase in the size of the Board of Directors of each of Holdings and the Company from five to six members; and

                  (ii) the appointment of Ted A. Shepherd to fill the vacancy on the Board of Directors of each of Holdings and the Company.

                  3. This Amendment is effective as of the date hereof.

                  4. Except as specifically amended by this Amendment, the Shareholders Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of the Shareholders under, the Shareholders Agreement.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                  6. This Amendment and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contacts made and performed in such state and without regard to conflicts of law doctrines except to the extent that certain matters are preempted by federal law or are governed by the law of the jurisdiction of organization of the respective parties.

                            [signature pages follow]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.


                              FANNIE MAY HOLDINGS, INC.


                              By:      /s/ Ted A. Shepherd
                                   -----------------------------------------
                              Its:     Chief Executive Officer


                              ARCHIBALD CANDY CORPORATION


                              By:      /s/ Ted A. Shepherd
                                   -----------------------------------------
                              Its:     Chief Executive Officer


                              TCW SPECIAL PLACEMENTS FUND III
                              By:  TCW Capital
                              Its:  General Partner

                                       By: TCW Asset Management Company
                                       Its:  Managing General Partner

                                                By:      /s/ Brant Binder
                                                     -----------------------
                                                Its:     Vice President


                              TCW CAPITAL, as Investment Manager
                              pursuant to an Investment Management
                              Agreement dated as of June 30, 1989

                              By:  TCW Asset Management Company
                              Its:  Managing General Partner

                                       By:      /s/ Brant Binder
                                             -------------------------
                                       Its:     Vice President

                                      TCW CAPITAL, as Investment Manager
                                      pursuant to an Investment Management
                                      Agreement dated as of April 18, 1990


                                      By:  TCW Asset Management Company
                                      Its:  Managing General Partner

                                               By:      /s/ Brant Binder
                                                   -----------------------------
                                               Its:     Vice President


                                      MEZZANINE CAPITAL

                                      By:  TCW Asset Management Company
                                      Its:  Managing General Partner

                                               By:      /s/ Brant Binder
                                                   -----------------------------
                                               Its:     Vice President


                                      WCT INVESTMENT PTE. LTD.

                                      By:      /s/ Brett K. Fisher
                                            ------------------------------------
                                      Its:     Director


                                      JORDAN INDUSTRIES, INC.

                                      By:      /s/ John W. Jordan II
                                            ------------------------------------
                                      Its:     Chairman


                                      JZ EQUITY PARTNERS PLC

                                      By:      /s/ James E. Jordan
                                            ------------------------------------
                                      Its:     Director


                                      LEUCADIA INVESTORS, INC.

                                      By:      /s/
                                            ------------------------------------
                                      Its:     Vice President


                                      THE JOHN W. JORDAN II REVOCABLE TRUST

                                      By:      /s/ John W. Jordan
                                            ------------------------------------
                                                   Trustee

                                      THE JW/JENN TRUST

                                      By:      /s/ John W. Jordan
                                            ------------------------------------
                                                    Trustee

                                       /s/ David W. Zalaznick
                                       -----------------------------------------
                                       David W. Zalaznick

                                       /s/ Johnathan F. Boucher
                                       -----------------------------------------
                                       Johnathan F. Boucher

                                       /s/ John R. Lowden
                                       -----------------------------------------
                                       John R. Lowden

                                       /s/ Adam E. Max
                                       -----------------------------------------
                                       Adam E. Max

                                       /s/ John M. Camp
                                       -----------------------------------------
                                       John M. Camp

                                       /s/ Richard Caputo
                                       -----------------------------------------
                                       Richard Caputo

                                       /s/ James E. Jordan
                                       -----------------------------------------
                                       James E. Jordan

                                       /s/ Paul Rodzevik
                                       -----------------------------------------
                                       Paul Rodzevik

                                       Thomas H. Quinn
                                       -----------------------------------------
                                       Thomas H. Quinn

                                       /s/ Ted A. Shepherd
                                       -----------------------------------------
                                       Ted A. Shepherd